Exhibit 10.7

STOCK TRANSFER AGREEMENT

THIS STOCK TRANSFER AGREEMENT (“Agreement”) is entered on December 9, 2025 with an effective date of November 18, 2025 (the “Effective Date”), by and between CAPSTONE 72, INC., an Ohio for-profit corporation, hereinafter referred to as “Company,” CAPSTONE 72 US HOLDINGS LLC, an Ohio limited liability company, hereinafter referred to as “Transferor,” and STANLEY LAM, hereafter referred to as the “Transferee.”

RECITALS:

WHEREAS, the Company has nine hundred ninety (990) outstanding common shares with no par value (each a “Share”) of which One Hundred (100) Shares are owned by Transferor and Eight Hundred Ninety (890) Shares are held by the Company in treasury; and

WHEREAS, Transferor desires to sell Two-Point-Five (2.5) Shares (collectively referred to as the “Transferred Shares”) to Transferee as of the Effective Date for the consideration set forth herein and Transferee agrees to accept the sale of such Transferred Shares; and

WHEREAS, the parties have agreed that Transferee will receive the Transferred Shares for services rendered and to be rendered as the Company’s Chief Technology Officer (the “Consideration”).

NOW, THEREFORE, in consideration of the premises, the parties agree:

1.	TRANSFER AND SALE OF COMMON SHARES.

As of the Effective Date, Transferor shall sell and transfer to Transferee the Transferred Shares in exchange for the Consideration. In the transferring of the Transferred Shares, the Company shall issue to Transferee stock Certificate No. 2 in the amount of Two-Point-Five (2.50) Shares.

2.	REPRESENTATIONS OF TRANSFEROR.

Transferor represents and warrants to Transferee as follows:

(a) Transferor has good, absolute, and marketable title to the Transferred Shares free and clear of all liens, claims, encumbrances, and restrictions of every kind and that Transferor has the complete and unrestricted right, power, and authority to sell, transfer, and assign the Transferred Shares pursuant to the terms and conditions of this Agreement.

(b) This Agreement constitutes a valid and binding obligation of Transferor enforceable against Transferor in accordance with its terms. No consent or approval by any person, entity, trustee, family member, or governmental authority is required in connection with the execution and delivery by Transferor of this Agreement or the consummation of the transactions contemplated hereby.

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3.	REPRESENTATIONS OF COMPANY.

The Company represents and warrants to Transferee as follows:

(a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Ohio and has requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated thereby.

(b) The execution and delivery by the Company of this Agreement and the performance by it of the obligations hereunder, have been duly authorized by all necessary corporate action of the Company.

(c) This Agreement constitutes valid and binding obligations of the Company enforceable against it in accordance with its terms. Neither the execution and delivery by the Company of this Agreement, nor the consummation of the transactions contemplated hereby, will, with or without the giving of notice or the passage of time, or both, (i) conflict with or result in a breach of the Articles of Incorporation or Code of Regulations of the Company, (ii) result in a breach or violation by the Company of any statute, law, ordinance, rule or regulation, for any order, writ, injunction, judgment or decree of any court, governmental authority or regulatory agency, or (iii) violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), the terms, conditions or provisions of any note, bond, lease, mortgage, license, agreement, understanding, arrangement or restriction of any kind to which the Company is a party (whether as an original party or as an assignee or a successor in interest). No consent or approval by any governmental authority is required in connection with the execution and delivery by the Company of this Agreement, or the consummation of the transactions contemplated hereby.

(d) The Company has filed the necessary paperwork with the federal government in the United States of America to become listed as a publicly traded company in the United States of America but Company is not making any representations or warranties to Transferee that the Company will actually become listed as a publicly traded company in the United States of America or that Transferee’s investment in the Company will increase in value.

4.	REPRESENTATIONS AND WARRANTIES OF TRANSFEREE.

Transferee represents and warrants to the Transferor and Company as follows, intending that such representations and warranties will survive the issuance of the Transferred Shares to Transferee:

(a) Transferee is at least eighteen (18) years of age and is legally competent to execute this Subscription Agreement on behalf of Transferee. Presently, Transferee is not a resident of the State of Ohio.

(b) The Transferred Shares being acquired by Transferee are for Transferee’s own account, for investment purposes only, and with no present intention of offering, reselling, distributing, or otherwise transferring the Transferred Shares in connection with a public distribution thereof. Transferee has no contract or arrangement with any person or entity to sell or transfer all or any portion of the Transferred Shares to any other person or entity.

(c) Transferee is not participating, directly or indirectly, in an underwriting of such undertaking. Further, Transferee will not take or cause to be taken any action that would cause Transferee to be deemed an underwriter of the Transferred Shares, as defined in §2(11) of the Securities Act of 1933, as amended, (the “Federal Act”), or as defined in the Ohio Securities Act, as amended (the “Ohio Act”).

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(d) Transferee has been given access to full and complete information regarding the Company, has utilized that access to its satisfaction for the purpose of obtaining information concerning the Company, and has been given reasonable opportunity to ask questions of, and receive answers from, representatives acting on behalf of the Company concerning the Company, an investment in the Transferred Shares and the terms and conditions of this transfer.

(e) Transferee believes that Transferee, either alone or together with the assistance of Transferee’s own professional advisor(s), has the knowledge and experience in financial and business matters in general, and investments in particular, understands the business in which the Company is engaged and is able to capably read, interpret, and evaluate the Company’s financial statements and the merits and risks inherent in an investment in the Transferred Shares.

(f) Transferee understands that an investment in the Transferred Shares is speculative but believes that an investment in the Transferred Shares is suitable for Transferee based upon Transferee’s investment objectives and :financial needs.

(g) Transferee’s financial condition is such that Transferee: (i) has adequate means for providing for Transferee’s current :financial needs and personal contingencies; (ii) is able to bear the economic risk of an investment in the Transferred Shares, including the risk of a complete loss of its investment in the Transferred Shares; (iii) is under no present or contemplated future need to dispose of any portion of the Transferred Shares to satisfy any existing or contemplated undertaking, need or indebtedness; and (iv) has the net worth to undertake these risks.

(h) Transferee certifies that, to Transferee’s knowledge, Transferee is NOT subject to the backup withholding provisions of §3406(a)(l)(c) of the Internal Revenue Code of 1986, as amended. (NOTE: You are subject to backup withholding if: (i) you fail to furnish your Social Security number or taxpayer identification number upon request; (ii) the Internal Revenue Service notifies the Company that an incorrect Social Security number or taxpayer identification number was furnished; (iii) you are notified that you are subject to backup withholding; (iv) you fail to certify that you are not subject to backup withholding; or (v) you fail to certify your Social Security number or taxpayer identification number.

(i) All of the information that is furnished by Transferee to the Company, or that is set forth herein, is correct and complete as of the date hereof. Transferee shall immediately notify the Company should there be any material change in the information furnished by Transferee prior to Transferee’s admission as a Shareholder of the Company, and shall furnish the Company with the revised or corrected information.

(j) The Transferred Shares issued to Transferee have been acquired for investment and not for resale. The Transferred Shares were offered, issued, and sold without registration under either the Federal Act or the Ohio Act in reliance upon certain exemptive provisions of said acts. The Transferred Shares cannot be offered for sale, sold, or transferred except if, in the opinion of counsel reasonably acceptable to the Company, any such offer, sale, or transfer would be: (i) in a transaction that is either exempt or pursuant to an effective registration statement under the Federal Act or in a transaction that is otherwise in compliance with the Federal Act; (ii) in a transaction that is either exempt or pursuant to an effective registration statement under the Ohio Act or in a transaction that is otherwise in compliance with the Ohio Act; and (iii) in compliance with the securities laws of any other jurisdiction which in the opinion of the Company may be applicable.

(k) As of the Effective Date, the Company has informed Transferee that the Transferred Shares have not been registered with the Securities and Exchange Commission or with the blue sky authority of any state or other jurisdiction, and that the Transferred Shares must be held indefinitely unless they are subsequently registered under appropriate securities laws, or an exemption from such registration is available. The Company is not under any obligation to register the Transferred Shares or to comply with any such exemption.

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(l) Transferee acknowledges that there is no market for the Transferred Shares and there is no assurance that a market will develop.

5.	FACILITATING CORPORATE PURCHASE.

Each of the Company’s shareholders agree, for itself and its successor or successors in interest, to take appropriate action as a shareholder of the Company to modify the stated capital of the Company and/or to cause the Company to write-up to fair market value any or all of its physical assets, if either or both of such actions are necessary or desirable to make lawful the purchase by the Company of the Purchased Shares pursuant to the provisions of this Agreement.

6.	SPECIFIC PERFORMANCE.

The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to the personal representatives of a decedent by reason of a failure to perform any of the obligations under this Agreement. Therefore, if any party hereto or the personal representatives of a decedent shall institute any action or proceeding to enforce the provisions hereof, any person (including the Company) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has or have an adequate remedy at law, and such persons shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

7.	SEVERABILITY.

If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

8.	NECESSARY ACTS.

Each of the parties hereto agrees that it will do any act or thing and will execute any and all instruments necessary and/or proper to make effective the provisions of this Agreement.

9.	BENEFIT AND BINDING EFFECT.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective next-of-kin, legatees, administrators, executors, legal representatives, successors, and assigns (including successive, as well as immediate, successors to and assigns of said parties).

10.	NON-WAIVER.

No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

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11.	CONSULTATION WITH ADVISORS.

Each party acknowledges that it has had full opportunity to consult with such legal and financial advisors as it has deemed necessary or advisable in connection with its decision knowingly to enter into this Agreement. Neither party has executed this Agreement in reliance on any representations, warranties, or statements made by the other party hereto other than those expressly set forth herein.

12.	NOTICES.

Any notice, request, consent or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered personally; (b) sent by recognized delivery service or next day or overnight delivery service; (c) mailed by first class, registered or certified mail, return receipt requested, postage prepaid; (d) sent by telecopy or telegram or (e) sent by electronic mail to the address of the person so notified at their respective addresses as set forth in the Company’s records.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (a) if by personal delivery on the day after such delivery; (b) if by certified or registered mail, on the seventh business day after the mailing thereof; (c) if by next day or overnight mail or delivery, on the day delivered; (d and e) if by telecopy, telegram or electronic mail then on the next day following the day on which such telecopy, telegram or electronic mail was sent, provided that a copy is also sent by certified or registered mail.

13.	MODIFICATION - NONWAIVER.

This instrument contains the entire agreement of the parties with respect to the subject matter hereof and no modification, amendment, change, or discharge of any term or provision of this Agreement shall be valid or binding unless the same is in writing and signed by all the parties hereto. No waiver of any of the terms of this Agreement shall be valid unless signed by the party against whom such waiver is asserted.

14.	GOVERNING LAW.

This Agreement is being delivered in the State of Ohio and shall be construed in accordance with and governed by the internal laws of the State of Ohio, including all matters of construction, validity and performance, excluding any conflicts or choice of law, rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

15.	PUBLIC STATEMENTS.

The Company, Transferor, and Transferee agree to cooperate, both prior to and after the Closing, in issuing any press releases, otherwise making public statements with respect to the transactions contemplated by this Agreement, and no press release or other public statement shall be issued without the consent of the Company.

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16.	AGREEMENT DRAFTED BY COMPANY’S ATTORNEY.

The parties each acknowledge that Corpus Law Inc prepared this Agreement on behalf of and in the course of its representation of the Company, as directed by its shareholders, and that:

(a) Transferee has been advised that a conflict of interest may exist between its interests and those of the Company and the other shareholders; and

(b) Transferee has had the opportunity to seek the advice of independent legal counsel; and

(c) Transferee has received no representations from the Company’s counsel about the tax consequences of this Agreement; and

(d) Transferee has had the opportunity to seek the advice of independent tax counsel.

17.	COUNTERPARTS.

This Agreement may be executed in several counterparts, all of which shall be deemed to constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart. Electronic signatures shall be considered as valid and binding as original signatures for all purposes under this Agreement.

18.	HEADINGS AND RECITALS.

Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions. The recitals set forth herein are a material provision of this contract and are to be relied upon by the parties.

19.	RULE OF CONSTRUCTION.

This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other ancillary or related document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

20.	JURY TRIAL WAIVER.

The parties hereby waive their respective rights to trial by jury in any action or proceeding to which they may be parties arising out of or in any way pertaining to this Agreement, whether with respect to contract claims, tort claims, counterclaims, crossclaims, or otherwise. This waiver is made knowingly, willingly and voluntarily by each party who each acknowledge that no representations have been made by any individual to induce this waiver of trial by jury or in any way to modify or nullify its effect.

21.	NONDISCLOSURE.

Transferee acknowledges that, from time to time, Transferee has been exposed to confidential information and materials regarding the Company’s business, marketing, sales, margins and profits (“Confidential Information”). For purposes of this Agreement, Confidential Information includes, but is not limited to, information concerning the Company’s products, employees, customers, suppliers, business opportunities, business methods, processes, procedures, margins, profits and revenues. Transferee will: (i) use a reasonable standard of care to protect Confidential Information; (ii) not use Confidential Information except as expressly permitted by the Company; (iii) not disclose Confidential Information to third parties; (iv) not use Confidential Information for its competitive advantage; and (v) not reproduce Confidential Information without the Company prior written consent.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

By:	/s/ Bonnie Wu
Bonnie Wu, President
Capstone 72 Inc

By:	/s/ Bonnie Wu
Bonnie Wu, authorized representative
Capstone 72 US Holdings LLC

By:	/s/ Stanley Lam
Stanley Lam

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